UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 28, 2005

          Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127589	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                           None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

The financial statements of CIFG Assurance North America, Inc., formerly known as CDC IXIS Financial Guaranty North America, Inc. (“CIFG”) as of December 31, 2004, December 31, 2003 and December 31, 2002 and the consolidated financial statements of CIFG Guaranty, formerly known as CDC IXIS Financial Guaranty S.A. (“CIFG Guaranty”) as of December 31, 2004 are included in this Form 8-K.  Each of these financial statements have been audited by PricewaterhouseCoopers.  The consent of PricewaterhouseCoopers to the inclusion of their respective audit reports on these financial statements in this Form 8-K and to their being referred to as “Experts” in the Prospectus Supplement relating to the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-AR1, are attached hereto, as Exhibit 23.1.  The financial statements of CIFG as of December 31, 2004, December 31, 2003 and December 31, 2002 are attached hereto as Exhibit 99.1.  The consolidated financial statements of CIFG Guaranty as of December 31, 2004 are hereto as Exhibit 99.2. The interim financial statements of CIFG for the three months ended September 30, 2005 are included in this Form 8-K and are hereto as Exhibit 99.3.

Item 9.01.

Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

23.1

Consent of PricewaterhouseCoopers

99.1

Financial statements of CIFG Assurance North America, Inc., formerly known as CDC IXIS Financial Guaranty North America, Inc., as of December 31, 2004, December 31, 2003 and December 31, 2002.

99.2

Consolidated financial statements of CIFG Guaranty, formerly CDC IXIS Financial Guaranty S.A., as of December 31, 2004.

99.3

Interim financial statements of CIFG Assurance North America, Inc., formerly known as CDC IXIS Financial Guaranty North America, Inc., for the three months ended September 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

CORPORATION

By:       /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated:  November 28, 2005

EXHIBIT INDEX

Exhibit No.

Description

23.1

Consent of PricewaterhouseCoopers

99.1

Financial statements of CIFG Assurance North America, Inc., formerly known as CDC IXIS Financial Guaranty North America, Inc., as of December 31, 2004, December 31, 2003 and December 31, 2002.

99.2

Consolidated financial statements of CIFG Guaranty, formerly CDC IXIS Financial Guaranty S.A., as of December 31, 2004.

99.3

Interim financial statements of CIFG Assurance North America, Inc., formerly known as CDC IXIS Financial Guaranty North America, Inc., for the three months ended September 30, 2005.

Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference our report dated March 17, 2005 relating to the financial statements of CIFG Assurance North America, Inc. and our report dated April 20, 2005 relating to the consolidated financial statements of CIFG Guaranty, each included in this Form 8-K of Structured Asset Securities Corporation (the “Company”) in the Company’s Registration Statement (No. 333-127589) on Form S-3. We also consent to the reference to our firm under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers

New York, New York

November 28, 2005